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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Dresser Industries, Inc. of our report dated June 26, 1996 appearing on page 2 in this Form 11-K.


/s/ PRICE WATERHOUSE LLP

Houston, Texas
June 26, 1996